UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2011

TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

60 Columbus Circle, New York, New York 10023
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 22, 2011, Time Warner Cable Inc. (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, regarding a blackout period, described below, under the TWC Savings Plan (the “Plan”), a retirement plan sponsored by the Company that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Plan”), as a result of changes to the investment options available under the Plan.  During the blackout period, Plan participants and beneficiaries temporarily will be unable to (1) direct or diversify investments in their individual accounts or (2) obtain a distribution or withdrawal from the Plan.   The blackout period will begin as of 4:00 p.m., Eastern Time, on Thursday, March 24, 2011 and is expected to end on or about Friday, April 1, 2011 (the “Blackout Period”).

Because the Plan includes a Company stock fund as an investment option, on February 28, 2011, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to its executive officers and directors in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them of the restrictions during the Blackout Period on purchasing and selling, or otherwise acquiring, disposing or transferring shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.  A copy of the Blackout Period Notice is attached hereto as Exhibit 99 and is incorporated herein by reference.

Company stockholders or other interested persons may obtain, without charge, information about the Blackout Period by contacting Susan A. Waxenberg, Vice President & Assistant Chief Counsel, Corporate in writing, at Time Warner Cable Inc., 60 Columbus Circle, New York, New York 10023 or by telephone at (212) 364-8200.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is being filed as part of this report:

Exhibit 99	Notice of Blackout Period to Directors and Executive Officers of Time Warner Cable Inc. dated February 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
By:	/s/ Marc Lawrence-Apfelbaum
	Name:	Marc Lawrence-Apfelbaum
	Title:	Executive Vice President, General Counsel and Secretary

Date:   February 28, 2011

Exhibit Index

Exhibit No.                                Description

99	Notice of Blackout Period to Directors and Executive Officers of Time Warner Cable Inc. dated February 28, 2011 (filed herewith).